Supplement to the
Fidelity® Select Portfolios®
Consumer Discretionary Sector
April 29, 2017
Prospectus

The Board of Trustees has approved, subject to shareholder approval, a proposal to eliminate each fund’s fundamental “invests primarily” policy and to modify Automotive Portfolio’s, Leisure Portfolio’s, Multimedia Portfolio’s and Retailing Portfolio’s fundamental concentration policy. A meeting of the shareholders of the funds will be held during the fourth quarter of 2017, to vote on these proposals. If approved by shareholders, each fund will continue to have a policy that may be changed upon 60 days’ prior notice to shareholders of normally investing at least 80% of its assets in securities of companies principally engaged in specific activities suggested by its name. In addition, the fundamental concentration policy for each of Automotive Portfolio, Leisure Portfolio, Multimedia Portfolio and Retailing Portfolio will be modified to tie to certain specific industries. If approved, the changes will take effect on January 1, 2018 or the first day of the month following the shareholder meeting.

Shareholders should read the proxy statement, which contains important information about the proposals, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission’s web site (www.sec.gov).

Peter Dixon no longer serves as portfolio manager of Consumer Discretionary Portfolio.

The following information replaces similar information for Consumer Discretionary Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Katherine Shaw (portfolio manager) has managed the fund since August 2017.

The following information replaces similar information for Leisure Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Katherine Shaw (co-manager) has managed the fund since August 2013.

Becky Painter (co-manager) has managed the fund since August 2017.

The following information replaces the biographical information for Peter Dixon found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Katherine Shaw is portfolio manager of Consumer Discretionary Portfolio, which she has managed since August 2017. She also manages other funds. Since joining Fidelity Investments in 2007, Ms. Shaw has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Katherine Shaw found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Katherine Shaw is co-manager of Leisure Portfolio, which she has managed since August 2013. She also manages other funds. Since joining Fidelity Investments in 2007, Ms. Shaw has worked as a research analyst and portfolio manager.

The following information supplements the biographical information found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Becky Painter is co-manager of Leisure Portfolio, which she has managed since August 2017. Ms. Painter joined Fidelity in 2013 after completing her education the prior year. Since joining Fidelity Investments, Ms. Painter has worked as an equity research analyst, associate, and portfolio manager. Ms. Painter also worked as in intern for Fidelity Investments in the summer of 2012.

SELCON-17-04 1.913699.122	August 3, 2017